GREENWICH STREET SERIES FUND
on behalf of the
Intermediate High Grade Portfolio (the "Portfolio")

Supplement dated October 26, 1998 to
Prospectus dated April 30, 1998

	The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

	Ellen Cammer and Denis Doherty are the Portfolio Managers of the Portfolio. Ms. Cammer is a Managing Director of Salomon Smith Barney and has been with Salomon Smith Barney since 1982. Ms. Cammer is also responsible for Salomon Smith Barney's Government Securities Management high-net-worth program. Ms. Cammer earned a BFA from Windham College and an MBA from Fordham University. Mr. Doherty is a Vice President and a Portfolio Manager of Salomon Smith Barney Asset Management and has been with Salomon Smith Barney or its predecessor firms since 1992. Prior to 1992, Mr. Doherty was a trader of fixed income securities at American Express for two years. In addition to his experience at American Express, Mr. Doherty was a trader at Kyowa Bank Ltd., New York for three years. Mr. Doherty earned a B.S. from the State University of New York at Albany and an M.B.A. from Fordham University. Mr. Doherty is a Chartered Financial Analyst.




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